SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring C&B Mid Cap Value Fund
Allspring Common Stock Fund
Allspring Discovery Mid Cap Growth Fund
Allspring Discovery SMID Cap Growth Fund
Allspring Special Mid Cap Value Fund
(each a “Fund”, together the “Funds”)

For each Fund, the second paragraph in the section entitled “Fund Summary - Principal Investment Strategies” and in the section entitled “Details About the Fund - Principal Investment Strategies” is replaced with the following:

C&B Mid Cap Value Fund
We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalization within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $306 million to $53 billion, as of December 31, 2022, and is expected to change frequently.

Common Stock Fund
We invest principally in common stocks of small-and medium-capitalization domestic and foreign companies, which we define as those with market-capitalizations falling within the ranges of the Russell 2000® Index and the Russell Midcap® Index at the time of purchase. The ranges of the Russell 2000® Index and the Russell Midcap® Index were approximately $6 million to $7.93 billion and $306 million to $53 billion, respectively, as of December 31, 2022, and are expected to change frequently.

Discovery Mid Cap Growth Fund
We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalization within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $306 million to $53 billion, as of December 31, 2022, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

Discovery SMID Cap Growth Fund
We invest in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index, which was approximately $53 billion, as of December 31, 2022, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

Special Mid Cap Value Fund
We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market-capitalizations within the range of the Russell Midcap® Index at the time of purchase. The market capitalization range of the Russell Midcap® Index was approximately $306 million to $53 billion, as of December 31, 2022, and is expected to change frequently.

April 6, 2023	SUP1857 04-23